Exhibit 99.1

Signatures of Reporting Persons

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

February 27, 2017

WARBURG PINCUS (EUROPA-II) PRIVATE EQUITY X, L.P.

By: Warburg Pincus (Europa) X LLC

Its: General Partner

By: Warburg Pincus X, L.P.

Its: Managing Member

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS PARTNERS GP LLC

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS (CALLISTO-II) PRIVATE EQUITY X, L.P.

  By: Warburg Pincus X, L.P.

  Its: General Partner

  By: Warburg Pincus X GP L.P.

  Its: General Partner

  By: WPP GP LLC

  Its: General Partner

  By: Warburg Pincus Partners, L.P.

  Its: Managing Member

  By: Warburg Pincus Partners GP LLC

  Its: General Partner

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P.

Its: General Partner

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS (EUROPA) X LLC

  By: Warburg Pincus X, L.P.

  Its: Managing Member

  By: Warburg Pincus X GP L.P.

  Its: General Partner

  By: WPP GP LLC

  Its: General Partner

  By: Warburg Pincus Partners, L.P.

  Its: Managing Member

  By: Warburg Pincus Partners GP LLC

  Its: General Partner

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS (GANYMEDE) X LLC

  By: Warburg Pincus X, L.P.

  Its: Managing Member

  By: Warburg Pincus X GP L.P.

  Its: General Partner

  By: WPP GP LLC

  Its: General Partner

  By: Warburg Pincus Partners, L.P.

  Its: Managing Member

  By: Warburg Pincus Partners GP LLC

  Its: General Partner

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

 WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P.

Its: General Partner

By: WPP GP LLC

Its: General Partner

By: Warburg Pincus Partners, L.P.

Its: Managing Member

By: Warburg Pincus Partners GP LLC

Its: General Partner

By: Warburg Pincus & Co.

Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS X GP L.P.

  By: WPP GP LLC

  Its: General Partner

  By: Warburg Pincus Partners, L.P.

  Its: Managing Member

  By: Warburg Pincus Partners GP LLC

  Its: General Partner

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WPP GP LLC

  By: Warburg Pincus Partners, L.P.

  Its: Managing Member

  By: Warburg Pincus Partners GP LLC

  Its: General Partner

  By: Warburg Pincus & Co.

  Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner

WARBURG PINCUS PARTNERS, L.P. By: Warburg Pincus Partners GP LLC Its: General Partner By: Warburg Pincus & Co. Its: Managing Member

By: /s/ Steven G. Glenn
Name: Steven G. Glenn Title: Partner